VANGUARD(R)
PREFERRED STOCK
FUND

ANNUAL REPORT
October 31, 1999

[PHOTO OF SHIP]
[A MEMBER OF THE VANGUARD GROUP LOGO]






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[PHOTO OF JOHN C. BOGLE]
JOHN C. BOGLE


FELLOW SHAREHOLDERS:

     TWO ROADS DIVERGED IN A WOOD, AND I--I TOOK THE ONE LESS TRAVELED BY, AND THAT HAS MADE ALL THE DIFFERENCE.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."
     Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.
     While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?
     While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

     BUT I HAVE PROMISES TO KEEP, AND MILES TO GO BEFORE I SLEEP, AND MILES TO GO BEFORE I SLEEP.

     You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/S/
JCB

--------------------------------------------------------------------------------
CONTENTS

Report From The Chairman ...........1   Performance Summary ..................9
Notice To Shareholders .............4   Fund Profile ........................10
The Markets In Perspective .........5   Financial Statements ................12
Report From The Adviser ............7   Report Of Independent Accountants....19
--------------------------------------------------------------------------------


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[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN


REPORT FROM THE CHAIRMAN

Bond prices tumbled in the face of higher interest rates during Vanguard Preferred Stock Fund's 1999 fiscal year, resulting in paltry returns for fixed-income investments during the 12 months ended October 31. In this difficult environment, your fund's total return of -2.5% fell short of the slim gains recorded by its comparative benchmarks.

--------------------------------------------------------------------------------
                                                               TOTAL RETURNS
                                                             FISCAL YEAR ENDED
                                                              OCTOBER 31, 1999
--------------------------------------------------------------------------------
Vanguard Preferred Stock Fund                                       -2.5%
--------------------------------------------------------------------------------
Average Fixed-Income Fund*                                           1.4%
--------------------------------------------------------------------------------
Merrill Lynch DRD-Eligible
    Preferred Index                                                  1.2%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The adjacent table compares the fund's 12-month total return (capital change plus reinvested dividends) with those of the average fixed-income mutual fund and the Merrill Lynch DRD-Eligible Preferred Stock Index, a broad measure of the preferred stock market.
     Our return is based on a decline in net asset value from $10.36 per share on October 31, 1998, to $9.44 per share on October 31, 1999, and is adjusted for the reinvestment of dividends totaling $0.56 per share paid from net investment income and a distribution of $0.125 per share paid from net realized capital gains. Once again, 100% of our income dividends qualified for the 70% intercorporate dividends-received deduction (DRD), a tax advantage that is available to corporations but not to individual investors. The fund's yield on October 31 was 6.1%.
     Since its 1975 inception, Vanguard Preferred Stock Fund has achieved the goal of qualifying all of its income for the dividends-received deduction. However, over the past several years, the number of preferred stocks that are eligible for this corporate tax break has dwindled. Consequently, as explained in the notice on page 4, the fund's Board of Trustees has decided to allow the Preferred Stock Fund to invest in securities that do not qualify for the dividends-received deduction--a move that will broaden the range of securities available as investments to the fund's adviser. The Report From The Adviser beginning on page 7 provides details about the environment for preferred stocks.

THE FINANCIAL MARKETS IN REVIEW

The fiscal year comprised two distinctly different halves. For most of the first half, stock prices worldwide were rebounding strongly from a slump in the summer of 1998 that had been prompted by economic crises in Asia, Russia, and parts of Latin America. The acceleration in global economic activity, the continued ebullience of the U.S. economy, and a series of interest rate reductions by the Federal Reserve Board that fall helped erase investors' fears that the troubles abroad would depress business activity and profits at home.
     However, it wasn't long before this giddy mood, which drove stock prices higher and kept bond yields near 5%, evaporated. During the first few months of 1999, fears of a global economic slump were supplanted by worries that economic growth--especially in the United States--was so strong that it would cause wages and commodity prices to surge, pushing up inflation. A strong uptrend in interest rates ensued. The Federal Reserve encouraged this move, twice boosting short-term interest rates by a total of 0.50

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percentage  point.  The increase in rates dampened the enthusiasm for stocks and inflicted significant damage on bond prices, which move in the opposite direction from yields.
     For the full year, the yield of the 30-year Treasury bond increased exactly 1 percentage point (100 basis points), from 5.16% at the end of fiscal 1998 to 6.16% on October 31, 1999. The yield on the 10-year Treasury note rose 141 basis points, from 4.61% to 6.02%. The rise in short-term interest rates was less dramatic--yields of 3-month Treasury bills were 77 basis points higher on balance, rising from 4.32% when the fiscal year began to 5.09% when it ended. Bond returns suffered. The Lehman Brothers Aggregate Bond Index, a benchmark for taxable bonds, eked out a return of just 0.5% for the year, as its interest income of 6.2% only barely offset price declines of -5.7%. Returns from long-term corporate bonds were in negative territory for the fiscal year. The Lehman Long Corporate AA or Better Bond Index returned -2.4%, reflecting an -8.9% price decline and a 6.5% income return.

FISCAL 1999 PERFORMANCE OVERVIEW

Vanguard Preferred Stock Fund's fiscal 1999 return of -2.5% was below the slightly positive returns of both the average fixed-income fund (1.4% for the 12 months) and the Merrill Lynch DRD-Eligible Preferred Index (1.2%). It's important to note the distinct differences between your fund and its comparative benchmarks. First, preferred stocks have no stated maturities, and therefore are more sensitive to changes in interest rates than even long-term bonds. Consequently, with rates rising, our holdings fared worse, on average, than those of the average fixed-income mutual fund, which invests in a wide range of bonds with varying maturities. Also, the credit quality of preferred stocks is generally lower than for bonds, which have a higher claim on interest and principal in corporations' capital structures.
     The fund's fiscal 1999 return was its lowest since the 1994 fiscal year, when it fell -8.5% during one of the worst years on record for the fixed-income market. But interest rates can also fall and provide a boost for bonds, as they did for much of the past decade. Indeed, the fund returned 23.8% during fiscal 1995, just one year after registering its dismal performance in fiscal 1994. The lesson is that interest rate fluctuations are an ever-present, if unpredictable, part of fixed-income investing.

LONG-TERM PERFORMANCE OVERVIEW

A mutual fund's record should not be measured over months or a year, but rather over many years. The table at the top of the next page presents the average annual returns over the past decade for your fund, the average fixed-income mutual fund, and the Merrill Lynch DRD-Eligible Preferred Index. It also presents the results of hypothetical $10,000 investments made a decade ago in the fund and its comparative standards. Our goal is to exceed the returns of similar mutual funds over the long term--an objective that we are proud to say we have accomplished. The Preferred Stock Fund's solid annualized return of 8.9% over the past ten years is excellent relative to similar mutual funds. An initial $10,000 investment in your fund would have grown to $23,507 over the decade, compared with the $19,734 in the average fixed-income fund. On balance, interest rates declined over the past decade, which aided your fund more than the average fixed-income fund.
     The credit for our success goes to our investment adviser, Wellington Management Company, which has managed the fund since its inception 24 years ago, as well as to our low costs. Our expense ratio (annual expenses as a percentage of average net assets) of 0.36% is just a fraction of the 1.05% charged by the average fixed-income fund. Because

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these  expenses are deducted  directly  from the income earned by a mutual fund, our cost advantage gives the Preferred Stock Fund a head start toward its goal of providing superior returns.

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                                                       TOTAL RETURNS
                                             10 YEARS ENDED OCTOBER 31, 1999
                                           -------------------------------------
                                             AVERAGE         FINAL VALUE OF
                                             ANNUAL            A $10,000
                                              RATE          INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Preferred Stock Fund                 8.9%              $23,507
--------------------------------------------------------------------------------
Average Fixed-Income Fund                     7.0%              $19,734
--------------------------------------------------------------------------------
Merrill Lynch DRD-Eligible
    Preferred Index*                          8.2%              $22,038
--------------------------------------------------------------------------------
*Merrill Lynch Perpetual Preferred Index through January 1997;
Merrill Lynch DRD-Eligible Preferred Index thereafter.

     Of course, our past returns can't help us divine the fund's future performance. However, a reliable indicator of long-term fixed-income returns--albeit an imperfect one--is the current yield on bonds. This estimate, which assumes that changes in interest rates are offsetting over long periods, suggests that future returns from fixed-income securities may not be as generous as they were over the past decade.

IN SUMMARY

The returns of bonds and stocks diverged sharply during the 12 months ended October 31. Though this divergence was unsettling to some bond investors, it should not be considered unusual. The fact is, an individual security, an industry, or an entire asset class may struggle while others shine.
     Because of such divergences and the unpredictable nature of the financial markets, we firmly believe in diversifying investment programs to gain exposure to the different asset classes, as well as to a variety of issues within each class. Such a balanced approach is the surest road to long-term investing success. Creating such a program tailored to your objectives, time horizon for investing, and tolerance for risk--and sticking with it through good times and bad--allows you to participate in the rewards of the financial markets while limiting the risk.

/S/
John J. Brennan
Chairman and Chief Executive Officer

November 12, 1999


================================================================================
A Note of Thanks to Our Founder
================================================================================
As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

NOTICE TO SHAREHOLDERS
CHANGE IN INVESTMENT OBJECTIVE

The Board of Trustees of Vanguard Preferred Stock Fund has decided to change the fund's investment objective of maximizing dividend income that qualifies for the federal intercorporate dividends-received deduction (DRD). (As you know, corporations may exclude from taxable income 70% of the income from DRD-eligible securities.) The fund's new objective is to provide a high level of current income, a significant portion of which will be DRD-eligible. Our investment adviser, Wellington Management Company, will gradually and opportunistically introduce non-DRD- eligible preferred stock into the fund after March 1, 2000.
     The Board's decision was made after careful consideration of changes in the preferred stock environment. When the fund was launched in 1975, DRD-eligible securities represented the majority of preferred stock issuance. However, over the past few years, the number of DRD-eligible securities issued has shrunk dramatically as companies turned to a different type of preferred stock, called trust preferred. This type of preferred offers greater benefits to the issuer, because the dividend payments are deductible as interest expense; however, these dividends do not qualify for the DRD. Therefore, these securities are inappropriate for the Preferred Stock Fund under its current investment objective. The lack of new issues of DRD-eligible preferred stock has made it increasingly difficult for the adviser to both maintain a diversified portfolio and meet the fund's investment objective of maximum DRD-eligible income.
     By adding non-DRD-eligible preferred stocks to its holdings, the fund will provide a higher pretax yield, offering a direct benefit to those investors not able to utilize the DRD. However, it is expected that the fund's after-tax yield for shareholders eligible for the DRD will decrease marginally (roughly 0.1 to 0.2 percentage point). After weighing these factors, your Board decided that the benefits of improved investment flexibility and diversification would more than compensate in the long run for the slight reduction in after-tax yield for shareholders eligible to claim the DRD.

November 26, 1999

THE MARKETS IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1999

Caution followed exuberance in the U.S. stock market during the fiscal year ended October 31, 1999. Improving economic conditions during the first half of the year set off a raucous rally from the lows of summer 1998, when fears of a global economic slump swept world markets. However, during the second half of the fiscal year, interest rates kept rising, pulling down bond prices and tempering the stock market's optimism. The notion of a global slump was replaced by worries that economic growth might be so strong as to threaten a surge in inflation.

U.S. STOCK MARKETS

A booming U.S. economy and solid increases in corporate earnings lifted the U.S. stock market, especially during the first half of the fiscal year. The nation's economic output increased by about 4% during the year. Consumer spending, which accounts for roughly two-thirds of economic activity, powered the expansion. Americans spent virtually every dollar they earned, encouraged by rising wealth from a long bull market, plentiful employment, and rising incomes. (After-tax personal income rose about 5% during the year; unemployment fell to a 30-year low of 4.1% of the workforce in October.)



--------------------------------------------------------------------------------
                                                AVERAGE ANNUAL RETURNS
                                            PERIODS ENDED OCTOBER 31, 1999
                                         ---------------------------------------
                                             1 YEAR    3 YEARS   5 YEARS
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                              25.7%       26.5%    26.0%
  Russell 2000 Index                         14.9         9.4     12.6
  Wilshire 5000 Index                        25.7        23.8     23.8
  MSCI EAFE Index                            23.4        12.5      9.5
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                 0.5%        6.2%    7.9%
  Lehman 10 Year Municipal Bond Index        -1.2         5.2     7.0
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                   4.6         5.0     5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                       2.6%         2.0%    2.4%
--------------------------------------------------------------------------------

     From October 31, 1998, through April 30, 1999, the stock market rose 22.8%, as measured by the Wilshire 5000 Total Market Index. Investor confidence, already high due to the booming economy, was bolstered by easier monetary policy--the Federal Reserve cut short-term interest rates in November 1998 for the third time in less than two months. But by summer, the Fed reversed course, twice boosting its target for short-term interest rates to slow the economy and reduce inflationary pressures.
     Higher interest rates helped take the steam out of the stock market's rally during the second half of the fiscal year, even though estimates of corporate earnings kept rising. Higher rates tend to hurt stocks because many investors use current interest rates to discount the value of a stock's projected earnings and dividends. The higher the rate, the more future earnings are discounted, and the less investors will pay for the stock now. After a second-half gain of 2.3%, the Wilshire 5000 Index recorded a 25.7% return for the full fiscal year.
     Big stocks outperformed small stocks in fiscal 1999, and growth stocks outpaced value stocks. The S&P 500 Index, which is dominated by large-capitalization stocks, gained

25.7%, while the small-cap Russell 2000 Index was up 14.9%. Growth stocks--whose high prices in relation to earnings, book value, and dividends indicate high expectations for future growth--lost none of their appeal, despite soaring valuations for many. Both large- and small-cap growth issues gained roughly 30%, while value stocks within the S&P 500 Index were up 19.0%, and the Russell 2000's value stocks had a scant 0.7% return.
     The growth/value gap was due partly to the incredible performance of technology stocks, most of which are classified as growth issues. Within the S&P 500 Index, tech stocks gained 67% during the fiscal year. Advances of about 30% were recorded by retailers and other consumer-discretionary stocks and by the utilities sector, where gains were concentrated in telecommunications stocks. The only sector with a loss was consumer staples (-8%), where food and beverage company stocks suffered from falling profits. Other laggards were the auto & transportation sector (+6%) and health-care stocks (+9%).

U.S. BOND MARKETS

Rapid economic growth was a help to the stock market but a hindrance to bonds. Investors worried that, with unemployment so low, growth above the 2.5% to 3% range would cause wages and prices to accelerate. Indeed, inflation did rise a bit, although the Consumer Price Index was up a relatively modest 2.6% during the 12-month period.
     As mentioned, the Fed sought to combat inflationary pressures by increasing short-term interest rates by a quarter-point on June 30 and again on August 24. The bond market was already pushing up rates well before the Fed acted. Yields of long-term U.S. Treasury bonds began rising significantly in February. By fiscal year-end, the 30-year Treasury bond's yield was 6.16%, up precisely 1 percentage point for the year. The 10-year Treasury's yield rose 1.41 percentage points, from 4.61% to 6.02%. Short-term interest rates didn't rise as far, and 3-month Treasury bill yields were up 0.77 point to 5.09% at fiscal year-end.
     Rising interest rates mean lower prices for existing bonds, of course. Price declines were higher for longer-term bonds, which are most sensitive to changing rates. For the taxable bond market as a whole, as measured by the Lehman Aggregate Bond Index, prices fell -5.7%, resulting in a total return of just 0.5% for the fiscal year. High-yield (junk) bonds and mortgage-backed securities posted higher returns than Treasuries.

INTERNATIONAL STOCK MARKETS

International markets soared in local currencies during the 12 months ended October 31, with European stocks gaining 22.7% and Pacific-region stocks advancing 37.8%. The U.S. dollar rose in value against most European currencies but fell against the Japanese yen. For U.S. investors, the upshot of these currency fluctuations was to trim returns from Europe to 12.7% in dollar terms and to boost returns from the Pacific to 50.5%.
     In the major developed international markets, U.S. investors earned 23.4%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The bull markets in most nations stemmed from a renewed appetite for risk on the part of investors encouraged by clear signs of expanding business activity and generally easier monetary policy. Japan and the rest of Asia, which were hit hardest by currency and economic crises in 1997 and 1998, saw the biggest gains. In Japan, massive government spending programs appeared to be working--at least in the short run--to lift that nation out of a recession.
     Emerging markets, as measured by the Select Emerging Markets Free Index, gained 34.1% for U.S. investors, as local returns of better than 70% were cut nearly in half by weaker currencies in Latin America and eastern Europe.

REPORT FROM THE ADVISER

For the 6- and 12-month periods ended October 31, 1999, Vanguard Preferred Stock Fund posted total returns of -4.9% and -2.5%, respectively.

AN OVERVIEW OF THE PERIOD

The fiscal year began on November 1, 1998, with the yield of the long-term U.S. Treasury bond at 5.16% and the yield of a representative preferred stock at about 5.50%. Twelve months later, long-term yields are higher by 1 percentage point--an increase that damaged the market for preferred stocks. However, a continuing lack of new issuance provided some support and kept prices from falling further. Thus, while bond prices fell across the board over the year as interest rates rose, the declines were cushioned somewhat for preferred stocks because demand has been in line with the limited supply.
     Also helping was the absence of uncertainty about the status of the intercorporate dividends-received deduction (DRD)--a worry that has plagued the preferred stock market from time to time. We know of no proposals to reduce the DRD from the existing level of 70%.

MARKET UPDATE

Tenders and calls to retire older preferred issues have ceased because many higher-rate securities were retired earlier in the year. The economic incentive for issuers to eliminate DRD-eligible preferred stocks is still high, however, because dividends, unlike interest expense, cannot be deducted on the income statement. Thus, retired preferreds typically are not replaced by similar issues at lower dividend rates. The DRD-eligible preferred remains a relatively expensive financing vehicle; as a result, the market for these securities has grown quite thin.
     During the summer of 1999, risk premiums widened across global capital markets as the Federal Reserve Board twice tightened credit by hiking short-term interest rates. The marginal borrower had to pay a relatively steeper price to obtain credit. Preferred stock issuers were no exception. (Preferred dividends are paid after all debt obligations, including bonds, are serviced.) By the fiscal year-end, however, the markets were beginning to believe that the Federal Reserve might not have to tighten much more to achieve its goal of noninflationary economic growth. Thus, risk premiums began to recede a bit in the domestic fixed-income markets. On October 31, the after-tax yield for a-rated perpetual utility preferreds was 192 basis points (1.92 percentage points) higher than that of the 30-year Treasury bond, up from a difference of 115 basis points six months ago. The ten-year average is 199 basis points. Compared with municipal bonds, preferreds currently offer 3 basis points more after-tax yield, far lower than the average of 66 basis points of extra after-tax yield over the past ten years. Thus, based on historical relationships, preferred stocks are fairly valued versus Treasuries and expensive versus municipals.
     With the U.S. Treasury running a budget surplus, the federal government's need for new sources of revenue is less urgent. Thus, the threat of a reduction of the DRD is lower than it has been for some time. Even

================================================================================
INVESTMENT PHILOSOPHY
The adviser believes that the fund can provide a relatively high and sustainable level of income by investing primarily in dividend-paying, high-quality, preferred stocks.
================================================================================
so, the market is demanding that new DRD-eligible preferred issues have protection against a lowering of the corporate tax deduction. The prospectus of a "DRD-protected issue" states that the dividend will increase if the DRD is lowered, ensuring that the investor is left whole on an after-tax basis with respect to income. We view this protection as necessary insurance against any change in tax laws, which could severely hurt prices for preferred stocks. However, the protection typically expires 18 months after the preferred is issued.

INVESTMENT GOALS AND STRATEGY

The fund's investment goals and strategy are consistent with those that were put in place at its 1975 inception. We purchase relatively high-quality preferreds with the goal of providing an attractive, and sustainable, level of after-tax income. We attempt to control income risk and variability by investing in the securities of high-quality companies with call protection. Stability of income should also be strengthened by broad diversification. On October 31, the fund owned preferred stocks from 50 issuers.
     The risk to the fund's net asset value from any future lowering of the DRD can be mitigated marginally through investment in DRD-protected securities. The risk to the fund from rising long-term interest rates is a constant and cannot be hedged; preferreds without a stated maturity perform very poorly in an environment of rising rates. We expect rates to rise slightly as global economies continue to recover. However, with inflation expected to be 2% or lower, rates should not rise substantially. The Fed's constant warnings about the historically high economic growth rate will keep the fixed-income markets slightly off-balance.
     As of October 31, Vanguard Preferred Stock Fund's quality breakdown--based on Moody's Investors Service ratings--was cash, 3%; aa-rated securities, 29%; a, 52%; baa, 16%. The fund's largest sector exposure--with securities equal to 47% of assets from 25 issuers--is in the electric utility industry. High-quality financial-service issuers account for the next-largest industry sector.

Earl E. McEvoy, Senior Vice President
Wellington Management Company, LLP

November 5, 1999

PERFORMANCE SUMMARY
PREFERRED STOCK FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1979-OCTOBER 31, 1999
--------------------------------------------------------------------------------
                    PREFERRED STOCK FUND                 MERRILL LYNCH
                                                             INDEX*
FISCAL        CAPITAL         INCOME       TOTAL             TOTAL
YEAR          RETURN          RETURN      RETURN             RETURN
--------------------------------------------------------------------------------
1980           -9.1%           10.3%        1.2%             -3.4%
1981          -10.9            11.4         0.5              -3.7
1982           17.5            18.6        36.1              27.0
1983            1.5            11.9        13.4              16.6
1984           -6.9            12.5         5.6               5.3
1985            9.7            14.2        23.9              23.4
1986           20.7            11.9        32.6              37.9
1987          -17.8             7.2       -10.6              -3.8
1988            0.5            11.9        12.4               8.7
1989            8.6             7.2        15.8              12.3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    PREFERRED STOCK FUND                 MERRILL LYNCH
                                                             INDEX*
FISCAL        CAPITAL         INCOME       TOTAL             TOTAL
YEAR          RETURN          RETURN      RETURN             RETURN
--------------------------------------------------------------------------------
1990           -4.6%            8.9%        4.3%             -3.1%
1991           10.2            10.6        20.8              28.8
1992            2.9             8.4        11.3              13.5
1993            7.2             8.4        15.6              10.4
1994          -15.2             6.7        -8.5              -5.0
1995           15.1             8.7        23.8              18.0
1996            0.6             7.4         8.0               7.4
1997            5.2             7.2        12.4               8.8
1998            1.9             6.1         8.0               6.4
1999           -7.8             5.3        -2.5               1.2
1997           13.8             6.4        20.2              19.4
1998            6.4             5.4        11.8              13.9
--------------------------------------------------------------------------------
*S&P Preferred Index through March 1989;
 Merrill Lynch Perpetual Preferred Index through January 1997;
 Merrill Lynch DRD-Eligible Preferred Index thereafter.
 See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1989-OCTOBER 31, 1999
[MOUNTAIN CHART]
--------------------------------------------------------------------------------
198910         10000         10000         10000
199001          9880          9931          9390
199004          9887          9871          9183
199007         10529         10418          9868
199010         10428         10215          9689
199101         11027         10640         10461
199104         11609         11155         11325
199107         11780         11412         11547
199110         12600         12005         12476
199201         13215         12348         13037
199204         13237         12498         13215
199207         13954         13100         13814
199210         14029         13181         14165
199301         14498         13620         14364
199304         15112         14007         14893
199307         15579         14369         15249
199310         16212         14699         15639
199401         16285         14878         15915
199404         15162         14233         14848
199407         15282         14352         15079
199410         14841         14222         14858
199501         15297         14405         15342
199504         16503         14974         16235
199507         17445         15519         16911
199510         18373         15963         17526
199601         18839         16506         18023
199604         18488         16172         17900
199607         18990         16365         18188
199610         19849         16929         18822
199701         20261         17175         19171
199704         20703         17266         19517
199707         21882         18048         20048
199710         22318         18357         20472
199801         23179         18819         20968
199804         23426         18998         21096
199807         23991         19283         21616
199810         24103         19389         21787
199901         24491         19825         22173
199904         24731         19847         22445
199907         24027         19553         22288
199910         23507         19734         22038


                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED OCTOBER 31, 1999
                        -------------------------------     FINAL VALUE OF A
                           1 YEAR   5 YEARS  10 YEARS      $10,000 INVESTMENT
--------------------------------------------------------------------------------
Preferred Stock Fund       -2.47%    9.63%     8.92%             $23,507
Average Fixed-Income Fund*  1.39     6.73      7.03               19,734
Merrill Lynch DRD-Eligible
     Preferred Index**      1.16     8.20      8.22               22,038
--------------------------------------------------------------------------------
* Derived from data provided by Lipper Inc.
**S&P Preferred Index through March 1989; Merrill Lynch Perpetual Preferred
  Index through January 1997; Merrill
  Lynch DRD-Eligible Preferred Index thereafter.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
--------------------------------------------------------------------------------
                                                            10 YEARS
                             INCEPTION            -----------------------------
                               DATE     1 YEAR   5 YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Preferred Stock Fund        12/3/1975   -2.55%    9.73%    1.48%   7.76%   9.24%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
PREFERRED STOCK FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                        PREFERRED           MERRILL LYNCH
                                          STOCK                 INDEX*
--------------------------------------------------------------------------------
Number of Securities                        78                   28
Yield                                      6.1%                 6.2%
Average Coupon                             6.3%                 7.1%
Average Quality                             a2                   a2
Turnover Rate                               11%                  --
Expense Ratio                             0.36%                  --
Cash Reserves                              2.8%                  --

*Merrill Lynch DRD-Eligible Preferred Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
--------------------------------------------------------------------------------
Treasury/Agency                                                 0.0%
aaa                                                             0.0
aa                                                             28.5
a                                                              52.2
baa                                                            16.2
ba                                                              0.0
b                                                               0.0
Not Rated                                                       3.1
--------------------------------------------------------------------------------
Total                                                         100.0%

DISTRIBUTION BY COUPON
(% OF PORTFOLIO)
--------------------------------------------------------------------------------
Under 4%                                                        2.0%
4%-5%                                                           6.8
5%-6%                                                          23.4
6%-7%                                                          43.5
7%-8%                                                          24.3
8%-9%                                                           0.0
9%-10%                                                          0.0
Over 10%                                                        0.0
--------------------------------------------------------------------------------
Total                                                         100.0%

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                               11.2%
Baltimore Gas & Electric Co.                                    4.7
Alabama Power Co.                                               4.6
Citigroup, Inc.                                                 4.3
Florida Power & Light Co.                                       4.3
South Carolina Electric & Gas Co.                               3.8
J.P. Morgan & Co., Inc.                                         3.3
Fleet Boston Corp.                                              3.1
Morgan Stanley Dean Witter Co.                                  2.9
PP&L Resources, Inc.                                            2.9
--------------------------------------------------------------------------------
Top Ten                                                        45.1%

SECTOR DIVERSIFICATION (% OF PREFERRED STOCKS)
--------------------------------------------------------------------------------
                                        OCTOBER 31, 1998       OCTOBER 31, 1999
                                      ------------------------------------------
                                        PREFERRED STOCK         PREFERRED STOCK
                                      ------------------------------------------
Auto & Transportation .................      0.0%                    0.0%
Consumer Discretionary ................      0.0                     0.0
Consumer Staples ......................      3.5                     1.1
Financial Services ....................     52.7                    45.8
Health Care ...........................      0.0                     0.0
Integrated Oils .......................      0.0                     0.0
Other Energy ..........................      0.0                     1.4
Materials & Processing ................      0.2                     2.5
Producer Durables .....................      0.0                     0.0
Technology ............................      0.4                     0.5
Utilities .............................     43.2                    48.7
Other .................................      0.0                     0.0
--------------------------------------------------------------------------------

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with "aaa" indicating the most creditworthy issuers.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.

DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate-- the interest rate that an issuer promises to pay, expressed as an annual percentage of face value.Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF SECURITIES. An indicator of diversification. The more securities a fund holds, the more diversified it is and the less susceptible to a price decline stemming from the problems of a particular company.

SECTOR DIVERSIFICATION. The percentage of preferred stocks from issuers in each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is the rate of return an investor would receive if the securities were held to their maturity dates.

FINANCIAL STATEMENTS
OCTOBER 31, 1999

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
PREFERRED STOCK FUND                            SHARES             (000)
--------------------------------------------------------------------------------
PREFERRED STOCKS (97.2%)
--------------------------------------------------------------------------------
CONSUMER STAPLES (1.1%)
(1)Ocean Spray Cranberries, Inc.
     6.25%                                      25,000             2,345
   Stokely-Van Camp Corp. 5.00%                 56,410               941
                                                               -------------
                                                                   3,286
                                                               -------------
ENERGY (1.4%)
  Apache Corp. 5.68%                            50,000             4,302
                                                               -------------

FINANCIAL SERVICES (44.5%)
  BANKS--NEW YORK CITY (7.8%)
  The Chase Manhattan Corp.
   4.96%                                       175,000              8,444
  J. P. Morgan & Co., Inc. 6.625%              200,000             10,350
  Republic New York Corp. 5.715%               125,000              5,625

  BANKS--OUTSIDE NEW YORK CITY (9.8%)
(1) ABN-AMRO North America 6.59%                 9,000              8,882
  Comerica, Inc. 6.84%                          75,000              3,806
  Fleet Boston Corp. 6.75%                     190,000              9,785
(1)  LaSalle National Bank 6.46%                 2,000              2,010
  PNC Bank Corp. 6.05%                          50,000              2,538
  Wells Fargo & Co. 6.59%                       75,000              3,849

  DIVERSIFIED FINANCIAL SERVICES (6.0%)
  Citigroup, Inc. 6.365%                       275,000             13,544
  Household International
   Inc. $4.30                                   75,000              5,175

  FINANCE COMPANIES (1.2%)
  Heller Financial, Inc. 6.687%                 40,000              3,876


--------------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
                                                SHARES             (000)
--------------------------------------------------------------------------------
FINANCIAL--MISCELLANEOUS (14.4%)
  Federal Home Loan Mortgage
   Corp. 5.00%                                 400,000             15,900
  Federal Home Loan Mortgage
   Corp. 5.10%                                 100,000              4,884
  Federal Home Loan Mortgage
   Corp. 5.79%                                 200,000              9,300
  Federal Home Loan Mortgage
   Corp. 6.14%                                 100,000              5,225
  Federal National Mortgage
   Assn. 6.45%                                 100,000              5,138
  MBNA Corp. 7.50%                             200,000              5,050

  INSURANCE--PROPERTY-CASUALTY (2.4%)
(1)Hillbrook Insurance Co. 5.90%                    75              7,481

  SECURITIES BROKERS & SERVICES (2.9%)
  Morgan Stanley Dean Witter
   Co., 7.75%                                  175,000              9,231
                                                      -------------------
                                                                  140,093
                                                      -------------------
MATERIALS & PROCESSING (2.4%)
  Alcoa, Inc. $3.75                             77,490              5,037
  E.I. du Pont de Nemours &
   Co. 3.50%                                    15,600                877
  E.I. du Pont de Nemours &
   Co. $4.50                                    22,925              1,674
                                                      -------------------
                                                                    7,588
                                                      -------------------
TECHNOLOGY (0.5%)
  International Business Machines
   Corp. 7.50%                                  57,500              1,513
                                                      -------------------

--------------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
                                               SHARES              (000)
--------------------------------------------------------------------------------
UTILITIES (47.3%)
  UTILITIES--ELECTRICAL (47.1%)
  Alabama Power Co. 5.20%                      690,000             14,317
  Baltimore Gas & Electric
   Co. 6.70%                                    39,700              4,252
  Baltimore Gas & Electric
   Co. 6.97%                                    10,900              1,177
  Baltimore Gas & Electric
   Co. 6.99%                                    35,000              3,815
  Baltimore Gas & Electric
   Co. 7.125%                                   52,000              5,603
  Boston Edison Co. 4.78%                        2,000                154
  Carolina Power & Light Co. 5.44%               4,319                374
  Duke Energy Corp. 6.375%                      31,100                793
  Duke Energy Corp. 7.00%                        3,362                357
  Duke Energy Corp. 7.04%                        1,558                169
  Duke Energy Corp. 7.85%                       20,544              2,232
  Duquesne Light Co. 3.75%                       4,200                122
  Duquesne Light Co. 4.10%                       6,710                226
  Duquesne Light Co. 4.15%                       9,160                270
  Florida Power & Light Co. 6.75%               20,000              2,134
  Florida Power & Light Co. 6.98%              105,000             11,249
  Idaho Power Co. 7.07%                         25,000              2,653
  Indianapolis Power & Light 5.65%              75,000              6,966
  Monongahela Power Co. 7.73%                   50,000              5,406
  PECO Energy Co. $4.30                          1,060                 66
  PECO Energy Co. $7.48                         50,000              5,359
  PP&L Resources, Inc. 6.75%                    85,000              8,968
  PSI Energy Inc. 4.16%                          4,050                 69
  PSI Energy Inc. 4.32%                          8,890                140
  PSI Energy Inc. 6.875%                        40,000              4,320
  Pacific Gas & Electric Co. 4.36%              11,800                189
  Pacific Gas & Electric Co. 4.50%               3,600                 59
  Pacific Gas & Electric Co. 5.00%              42,300                801
  Pacific Gas & Electric Co. 7.04%             210,000              5,434
  PacifiCorp $1.28                               7,036                140
  PacifiCorp 7.48%                              75,000              7,776
  Potomac Electric Power Co. $2.28              37,000              1,367
  Potomac Electric Power Co. $2.46              35,000              1,395
  Puget Sound Energy 7.45%                     240,000              6,495
  San Diego Gas & Electric
   Co. $1.70                                   140,000              3,641
  Sierra Pacific Power Co. 7.80%               200,000              5,303
  South Carolina Electric & Gas
   Co. 6.52%                                   115,000             11,902
  TXU Electric Co. $1.805                        8,300                214
  TXU Electric Co. $1.875                      112,800              2,922
  TXU Electric Co. $4.76                         3,786                281
  TXU Electric Co. $4.84                         5,500                425
  TXU Electric Co. $7.98                        45,000              4,826
  Union Electric Co. $4.56                      12,150                863
  Union Electric Co. $7.64                      34,000              3,720
  Virginia Electric & Power
   Co. $6.98                                    60,000              6,453
  Wisconsin Power & Light
   Co. 6.20%                                    18,500              1,862
  Wisconsin Public Service
   Corp. 6.88%                                  10,000              1,066

--------------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
PREFERRED STOCK FUND                            SHARES             (000)
--------------------------------------------------------------------------------
  UTILITIES--TELECOMMUNICATIONS (0.2%)
  GTE California Inc. 4.50%                        822                 12
  GTE California Inc. 5.00%                     15,339                254
  GTE Florida Inc. $1.25                         5,120                106
  GTE Florida Inc. $1.30                         6,200                133
                                                      -------------------
                                                                  148,830
                                                      -------------------
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
  (COST $313,968)                                                 305,612
--------------------------------------------------------------------------------
                                                  FACE
                                                AMOUNT
                                                  (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.24% 11/1/1999
  (Cost $8,169)                                 $8,169              8,169
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
  (COST $322,137)                                                 313,781
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                2,150
Liabilities                                                        (1,379)
                                                      -------------------
                                                                      771
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 33,320,222 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                      $314,552
================================================================================
NET ASSET VALUE PER SHARE                                           $9.44
================================================================================
 *See Note A in Notes to Financial Statements.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1999, the aggregate value of these securities was $20,718,000, representing 6.6% of net assets.

--------------------------------------------------------------------------------
 AT OCTOBER 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                AMOUNT                PER
                                                  (000)             SHARE
--------------------------------------------------------------------------------
 Paid in Capital                              $321,924              $9.66
 Undistributed Net
  Investment Income                              1,177                .04
 Accumulated Net Realized Loss                    (193)              (.01)
 Unrealized Depreciation--
  Note F                                        (8,356)              (.25)
================================================================================
 NET ASSETS                                   $314,552              $9.44
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                               PREFERRED STOCK FUND
                                        YEAR ENDED OCTOBER 31, 1999
                                                              (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                               $ 21,604
   Interest                                                     304
                                                      -------------
      Total Income                                           21,908
                                                      -------------
EXPENSES
   Investment Advisory Fee--Note B                              455
   The Vanguard Group--Note C
      Management and Administrative                             725
      Marketing and Distribution                                 72
   Custodian Fees                                                12
   Auditing Fees                                                  9
   Shareholders' Reports                                         18
   Trustees' Fees and Expenses                                    1
                                                      -------------
      Total Expenses                                          1,292
      Expenses Paid Indirectly--Note D                          (3)
                                                      -------------
      Net Expenses                                            1,289
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                        20,619
--------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT SECURITIES SOLD               (110)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENT SECURITIES                              (28,274)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS     $  (7,765)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                       PREFERRED STOCK FUND
                                                       YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                                                          1999          1998
                                                          (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                             $  20,619      $ 19,843
   Realized Net Gain (Loss)                               (110)        6,265
   Change in Unrealized Appreciation (Depreciation)    (28,274)           53
                                                    ----------------------------
      Net Increase (Decrease) in Net Assets Resulting
          from Operations                               (7,765)       26,161
                                                    ----------------------------
DISTRIBUTIONS
   Net Investment Income                               (19,870)      (20,808)
   Realized Capital Gain                                (4,518)           --
                                                    ----------------------------
      Total Distributions                              (24,388)      (20,808)
                                                    ----------------------------
CAPITAL SHARE TRANSACTIONS1
   Issued                                               86,045       130,539
   Issued in Lieu of Cash Distributions                 18,858        15,646
   Redeemed                                           (138,952)      (90,903)
                                                    ----------------------------
      Net Increase (Decrease) from
          Capital Share Transactions                   (34,049)       55,282
--------------------------------------------------------------------------------
   Total Increase (Decrease)                           (66,202)       60,635
--------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                   380,754       320,119
                                                    ============================
   End of Year                                        $314,552      $380,754
================================================================================
1Shares Issued (Redeemed)
   Issued                                                8,516        12,503
   Issued in Lieu of Cash Distributions                  1,886         1,509
   Redeemed                                            (13,836)       (8,731)
                                                    ----------------------------
      Net Increase (Decrease) in Shares Outstanding     (3,434)        5,281
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


---------------------------------------------------------------------------------------------------
                                                                 PREFERRED STOCK FUND
                                                                 YEAR ENDED OCTOBER 31,
                                                ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR            1999     1998      1997      1996     1995
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $10.36   $10.17   $  9.67     $9.61    $8.35
---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                .590      .58       .63       .69      .66
   Net Realized and Unrealized Gain (Loss)
          on Investments                               (.825)     .22       .53       .04     1.25
                                                ---------------------------------------------------
      Total from Investment Operations                 (.235)     .80      1.16       .73     1.91
                                                ---------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                (.560)    (.61)     (.66)     (.67)    (.65
   Distributions from Realized Capital Gains           (.125)      --        --        --       --
                                                ---------------------------------------------------
      Total Distributions                              (.685)    (.61)     (.66)     (.67)    (.65
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                          $ 9.44   $10.36    $10.17     $9.67    $9.61
===================================================================================================
TOTAL RETURN                                           -2.47%    8.00%    12.44%     8.04%   23.79%
===================================================================================================
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                   $315     $381      $320      $286     $308
   Ratio of Total Expenses to Average Net Assets        0.36%    0.36%     0.37%     0.39%    0.52%
   Ratio of Net Investment Income to Average
     Net Assets                                         5.76%    5.60%     6.41%     7.23%    7.43%
   Portfolio Turnover Rate                                11%      39%       34%       31%      20%
===================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Preferred Stock Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the lastest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. WELLINGTON MANAGEMENT COMPANY, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended October 31, 1999, the advisory fee represented an effective annual rate of 0.13% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 1999, the fund had contributed capital of $70,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.1% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 1999, custodian fee offset arrangements reduced expenses by $3,000.

E. During the year ended October 31, 1999, the fund purchased $39,926,000 of investment securities and sold $72,225,000 of investment securities, other than U.S. government securities and temporary cash investments. Sales of U.S. government securities were $11,391,000.

     At October 31, 1999, the fund had available a capital loss carryforward of $110,000 to offset future net capital gains through October 31, 2007.

F. At October 31, 1999, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $8,356,000, consisting of unrealized gains of $6,220,000 on securities that had risen in value since their purchase and $14,576,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Preferred Stock Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Preferred Stock Fund (the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

November 30, 1999

--------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD PREFERRED STOCK FUND

This information for the fiscal year ended October 31, 1999, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $4,518,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1998, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.
     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN C. BOGLE (1967) Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J.  KLAPINSKY    Secretary;  Managing
Director  and  Secretary  of The Vanguard  Group,
Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS  Treasurer;  Principal of The
Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON Legal Department.
ROBERT A. DISTEFANO  Information Technology.
JAMES H. GATELY  Individual Investor Group.
KATHLEEN C. GUBANICH  Human Resources.
IAN A. MACKINNON  Fixed Income Group.
F. WILLIAM MCNABB, III  Institutional Investor Group.
MICHAEL S. MILLER  Planning and Development.
RALPH K. PACKARD  Chief Financial Officer.
GEORGE U. SAUTER  Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q380-12/13/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.